
DOV
Pharmaceutical, Inc.

Third Annual Scientific Symposium

October 28, 2005
Grand Hyatt
New York City, NY

Safe Harbor Statement

This document contains forward-looking statements that involve significant risks and uncertainties, including those discussed below and described more fully in our annual report on Form 10-K as filed with the Securities and Exchange Commission on March 15, 2005 and our quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission on May 9, 2005 and August 9, 2005. These statements are made as aids to a verbal presentation. They reflect our current expectations concerning future events, and thus our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors. These factors include our ability to achieve and maintain profitability, the extent to which we collaborate with third parties on drug discovery and development activities, the ability of our collaborators and of DOV to meet drug development objectives tied to milestones and royalties and our ability to attract and retain experienced scientists and management. We undertake no duty and have no intention to update any forward-looking statements to reflect new facts that come to light.

DOV Pharmaceutical, Inc.

DOV Pharmaceutical, Inc.

We focus on the development of drugs for CNS diseases; from Preclinical through NDA and are expanding our market preparation and launch capabilities



Barbara Duncan
SVP & CFO



Dr. Phil Skolnick
SVP, Research & CSO



Dr. Leslie Hudson
President & CEO



Dr. Warren Stern
SVP, Drug Development



J. Robert Horton
SVP & General Counsel

DOV Pharmaceutical, Inc.

New Information and Updates

- Bicifadine Development and Commercialization
  - Chronic Pain:
    - Equivalent to SOC in open label chronic low back pain (CLBP) trial
    - Safety and efficacy observed out to 6 months of dosing
    - CLBP pivotal trials on track for NDA filing in 2Q07
  - Acute Pain:
    - Three acute trials completed
    - Vaginal hysterectomy on track
    - Two additional pivotal trials planned for sNDA filing during 4Q07
  - Commercial Development:
    - Market entry via CLBP
    - Market expansion via acute pain, OA and neuropathic pain
    - Full life cycle management plan

DOV Pharmaceutical, Inc.

New Information and Updates

- Triple Reuptake Inhibitor Program
  - Phase II double-blind trial with DOV 216,303 demonstrated a 40% improvement in HAM-D score
  - Phase Ib/II trials with DOV 21,947 in major depression are on track
  - Phase II trial for DOV 102,677 in alcohol abuse planned for 2006
- $GABA_A$ Modulator Program
  - Further development of ocinaplon in GAD stopped
  - Follow-on compound to be selected
- Update on indiplon
  - Partnered to Neurocrine and Pfizer
  - Partners continue to add clinical data; driving simulation study
  - PDUFA dates: February and March 2006

DOV Pharmaceutical, Inc.

Bicifadine Program Overview

- NCE, novel analgesic
  - Mechanism of action not opiate- or NSAID-based
- Indications: Chronic low back pain and acute pain
- Currently in Phase III testing
- More than 2,500 subjects dosed with bicifadine SR
  - Up to 6 months, up to 1200 mg/day
- Toxicology program:
  - No meaningful signals to date
  - Long-term carcinogenicity trials will be complete June 2006
- Commercial scale manufacturing for drug substance and drug product (200 mg tablets)

Bicifadine: Commercial Development

Market Entry	Chronic Low Back Pain NDA
	Acute Pain sNDA
Market Expansion	Osteoarthritis sNDA
	Painful Diabetic Neuropathy sNDA
Life Cycle Management	Add'l Chronic Indications: Publications & sNDAs
	Breaking the Pain Cycle
	Combination Product NDA

DOV Pharmaceutical, Inc.

Bicifadine SR

Market Entry	**Chronic Low Back Pain NDA**	• Pivotal Phase III trial ≤800 mg/day • Pivotal Phase III trial ≤1200 mg/day • Open label safety & efficacy study

Dr. Warren Stern

Pivotal Phase III Trials in Chronic Low Back Pain

- Two on-going double blind, placebo controlled trials to test ≤800 mg/day and ≤1200 mg/day bicifadine, respectively
- In the first study, 75% of patients have started dosing
- Patients have the option to roll over to an open label study for an additional 12 months of treatment with bicifadine 800 mg/day
- Approximately 80% of patients have opted to do so
- Their average VAS score at entry into the open label study was approximately 40, compared to a baseline average of 70 for *de novo* patients in the same open label study

Long Term Safety & Efficacy Trial: Purpose

- Meet FDA requirements for human exposure at 800 mg/day; the top dose to be recommended in the package insert
  - 300 patients dosed for six months
  - 100 patients dosed for one year
- Confirm safety - especially any serious adverse events
- Demonstrate the continued efficacy of bicifadine in chronic dosing

Long Term Safety & Efficacy Trial: Design

- Number of patients: approximately 1,550
- Approximately 200 sites: US, Israel, Guatemala and India
- Efficacy measures:
  - Include VAS pain scores, RDQ disability scores, global improvement, health economics
- Safety measures:
  - AEs, vital signs, physical exams, ECGs and clinical labs
- Key inclusion and exclusion criteria:
  - Completed Phase III placebo-controlled trial or de novo patient
  - CLBP not due to a medically-unstable condition
  - *De novo* - pain score >40mm VAS for at least three months
    - Neuropathic pain component permitted
- Concurrent medications allowed in bicifadine arm:
  - No analgesics (occasional acetaminophen) or muscle relaxants
  - Almost all medications for concurrent disorders; no antidepressants

Trial Design


Enrollment
Treatment
(12 months per patient)
Post Tx
Final visit
double-blind
trial
Rollover
Transfer
Bicifadine
800 mg/day
C L O S E O U T
Screening
De Novo
Randomize
(4:1 ratio)
Standard of Care
(SOC)
1Q05
4Q06

DOV Pharmaceutical, Inc.

Trial Status as of Oct. 17, 2005

- 61 sites have entered 284 patients
  - 95 rollover patients bicifadine 800 mg/day
  - 148 *de novo* bicifadine 800 mg/day
  - 41 *de novo* standard of care patients (SOC)
    - Most receive multiple concurrent analgesics (mean ~2.5)
- Average treatment duration ~3 months (range 1-180 days)
- Study drop outs
  - 12% rollover bicifadine
  - 35% *de novo* bicifadine
    - 17% tolerability, 5% efficacy, 13% other
  - 15% Standard of Care
  - 43% tramadol / acetaminophen* *(Historical Data)*
    - 19% tolerability, 19% efficacy, 5% other
  - 53% placebo

DOV Pharmaceutical, Inc.

** GE Ruoff et al, Clin. Therap., 2003: 25, 1123-1141*

Efficacy: VAS Pain Scores

Scale: 100 = worst imaginable pain 0 = pain free


Mean Pain Score
80
70
60
50
40
30
20
2
4
8
12
18
Weeks
Mean pain scores at end of double-blind lead-in trial for patients enrolling in long-term trial
Continued improvement over time
SOC De Novo (n=41)
Bicifadine De Novo (n=148)
Bicifadine Rollover (n=95)

DOV Pharmaceutical, Inc.

RDQ Efficacy: Disability Score (0-24)



Mean
7.8
6.1
15.5
9.6
16.3
13.5
14.2
11.6
14.8
10.7
Bicifadine Rollover (n=95)
Bicifadine De Novo (n=148)
SOC DeNovo (n=41)
Placebo
T/A
Historical Data*
Baseline
Month 3

DOV Pharmaceutical, Inc.

* GE Ruoff et al, Clin. Therap., 2003: 25, 1123-1141

Bicifadine Adverse Event Incidence

AEs with ≥ 5% incidence	Bicifadine Rollover n=95	Bicifadine De Novo n=148	Standard of Care n=41
Nausea	4.1%	17.6%	4.8%
Dizziness	3.2%	16.2%	2.4%
Somnolence	2.1%	5.0%	4.8%
Headache	2.1%	8.2%	4.8%
Insomnia	0.0%	6.9%	0.0%
Diarrhea	1.0%	5.7%	0.0%

Two SAEs in trial: inner ear infection; hospitalized for depression

DOV Pharmaceutical, Inc.

Bicifadine Adverse Event Incidence

	Bicifadine Rollover n=95	Bicifadine De Novo n=148	Standard of Care n=41
Nausea	4.1%	17.6%	4.8%
Dizziness	3.2%	16.2%	2.4%
Somnolence	2.1%	5.0%	4.8%
Headache	2.1%	8.2%	4.8%
Insomnia	0.0%	6.9%	0.0%
Diarrhea	1.0%	5.7%	0.0%
Dry Mouth	1.0%	3.8%	4.8%
Constipation	0%	1.9%	4.8%
Increased Sweating	1.0%	3.8%	0%
Fatigue	2.1%	2.5%	0%
Dyspepsia	0%	2.5%	2.4%
Tremor	0%	1.9%	0%
Euphoric Mood	0%	1.9%	0%
Sinusitis	2.1%	1.3%	0%
Muscle Spasms	0%	1.3%	2.4%
Upper Respiratory Tract Infection	0%	1.3%	2.4%
Urticaria	1.0%	0.6%	2.4%
Chest Pain	0%	0.6%	2.4%
Polyuria	0%	0.6%	2.4%

Chronic Lower Back Pain: Bicifadine Conclusions

- Efficacy at least equivalent to SOC (multiple concurrent analgesics)
- Efficacy demonstrated for both pain and functional measurements
- Efficacy is maintained over at least three months
- Low and tolerable adverse event (AE) profile

DOV Pharmaceutical, Inc.

Bicifadine

Market Entry	**Acute Pain sNDA**	• Phase III Dental Pain • Phase III Bunionectomy • Pivotal Phase III Hysterectomy • Final Acute Model • Phase III Repeat Model

Dr. Warren Stern

Broad Labeling for Acute Pain

- FDA requirement for broad acute pain indication:
  - Efficacy in three pain models, plus one replication
  - Total of four pivotal trials
- Two prior placebo-controlled dental pain studies yielded positive outcomes
  - 400 mg and 600 mg doses were most active vs. placebo (SPRID pain scores) and were comparable to tramadol
  - 400 mg dose was better tolerated than 600 mg and tramadol
- Bunionectomy post-surgery Phase III trial recently completed
  - Positive outcome relative to placebo
  - Comparable to tramadol control
- Hysterectomy Phase III trial ongoing

Phase III Trial: Bunionectomy

- Double-blind, placebo and tramadol (100 mg TID) control dose-response evaluation of 200 mg TID and 400 mg TID bicifadine, five days dosing; analgesic rescue medication permitted
- Main efficacy endpoints:
  - VAS pain ratings for 8 hours after the first dose: SPRID-8
  - Repeat dose period: PRID over 5 days
- Safety assessed by AEs, vital signs, physical exams, ECGs and clinical labs
- Study conduct
  - 325 randomized patients
    - Dropouts: placebo 1%, tramadol 3%, bicifadine 4%
  - Five U.S. centers
  - 90% female, 62% white, mean age ~41 years, mean weight ~160 lbs
  - Mean pain score at baseline: ~70 mm; 40% severe, 60% moderate

DOV Pharmaceutical, Inc.

Analgesia Scores During First 8 Hours


LS Mean SPRID-8
5.75
7.66
*
10.5
*
11.43
Placebo
(n=72)
Bicifadine 600
(n=40)
Bicifadine 1200
(n=75)
Tramadol 300
(n=72)

* P ≤ 0.01 vs placebo

DOV Pharmaceutical, Inc.

TOTPAR-8: Total Pain Relief



LS Mean TOTPAR-8
5.04
6.78
*
8.04
*
8.4
3.7
5
9.3
Placebo
Bicifadine 600 mg/day
Bicifadine 1200 mg/day
Tramadol 300 mg/day
Placebo
Diclofenac 100
Rofecoxib 50
Historical Data**

*p<0.01 vs. placebo

DOV Pharmaceutical, Inc.

**PJ Desjardins et al., Am.Med.Res.Opin., 2004, 20, 1523-27

PRID Over Repeat Dose Period (LOCF)


6
5
4
3
2
1
0
Mean Pain Score
1
2
3
4
5
6
Treatment Days
Placebo (n=72)
Tramadol (n=72)
Bicifadine 400 (n=75)

DOV Pharmaceutical, Inc.

Percent of Patients with Adverse Events

	Placebo (N=72)	Bicifadine 600 mg/day (N=40)	Bicifadine 1200 mg/day (N=75)	Tramadol 300 mg/day (N=72)
Nausea	18.1%	25.0%	36.0%	27.8%
Vomiting	11.1%	17.5%	29.3%	23.5%
Restlessness	5.6%	0%	14.7%	6.9%
Dizziness	8.3%	7.5%	12.0%	12.5%
Headache	2.8%	2.5%	10.7%	1.4%
Increased Sweating	6.9%	0%	10.7%	8.3%
Dyspepsia	1.4%	0%	5.3%	2.5%
Somnolence	1.4%	<1%	5.3%	6.9%
Insomnia	0%	0%	5.3%	1.4%

No serious adverse events occurred in this study

DOV Pharmaceutical, Inc.

Bunionectomy: Conclusions

- Bunionectomy pain is more severe than dental pain
- Bicifadine 1200 mg/day and tramadol 300 mg/day were superior to placebo on the first dose
  - Bicifadine 600 mg/day was less effective
- Among responders, onset to effect in the bicifadine and tramadol groups averaged ~ 30 minutes
- High rate of rescue medication use in the trial for all groups including tramadol (~ 80%)
- Repeat dose period: Insufficient data to test comparisons to placebo due to high rate of rescue medication
- Bicifadine was adequately tolerated:
  - No SAEs
  - Few AE-related drop outs; AE profile similar to tramadol

Acute Pain: Overall Conclusions

- Efficacy in both moderate and severe pain
- Rescue medication commonly used in all groups within 4-8 hours
- Time of onset: ~30 minutes
  - About 1-2 hours in dental pain
- Predictable adverse event (AE) profile, well-tolerated
  - Most common AEs: GI, dizziness, headache

Bicifadine has been superior to placebo and at least comparable to active controls in <u>each of the three</u> double-blind post-surgical pain trials conducted to date

DOV Pharmaceutical, Inc.


DOV
Pharmaceutical, Inc.

Bicifadine Program Strategy

Market Entry	**Chronic Low Back Pain NDA**	• Pivotal Phase III trial ≤800 mg/day • Pivotal Phase III trial ≤1200 mg/day • Open label safety & efficacy study
	Acute Pain sNDA	• Phase III Dental Pain • Phase III Bunionectomy • Pivotal Phase III Hysterectomy • Final Acute Model • Phase III Repeat Model

Dr. Warren Stern

Bicifadine: Target Chronic Label

- Reduction in pain and improvement in functional disability in patients with chronic low back pain
- Effective in patients with neuropathic component (pain extending below the knee)
- Can start treatment at full therapeutic dose
- BID dosing: 400, 600 or 800 mg/day
- Not scheduled
  - Outcome of drug abuse liability testing
- No drug-drug interactions (no SNRI or MAOI)
- No black box warning or significant restrictions in use
- No COX-2 and NSAID-like concerns

Bicifadine: Chronic Pain


2005
2006
2007
Q1
Q2
Q3
Q4
Back Pain (020)
Back Pain (021)
Back Pain*
(Optional)
Market Expansion: EU study with active comparator or back-up for 020/021
Carc Study
Long-Term Safety (022)
800 mg/day
FDA: Chronic Pain Strategy Mtg
Strategy session with new FDA division to discuss progress to-date and future clinical plans
Acceptable safety package complete
Pre NDA Mtg
U.S. NDA Filing

DOV Pharmaceutical, Inc.

Bicifadine: Target Acute Label

- Management of acute pain
- Reduction in opiate analgesic use
- TID dosing: 1200 mg/day
- Not scheduled
  - Outcome of drug abuse liability testing
- No safety warnings or restrictions in use

Bicifadine: Acute Pain



2005
2006
2007
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Bunionectomy
Hysterectomy
3rd Acute Model
Plan
Start
Bunionectomy Repeat
Long-Term Safety
800 mg/day
1200 mg/day
FDA: Acute Label Strategy Mtg
Pre NDA Mtg
NDA Filing
Bunionectomy is current repeat model; could change based on FDA discussions
Select final model in concert with FDA discussions
1Q06: Expand 1200 mg/day in Long-Term Safety Trial
Acceptable safety package complete

DOV Pharmaceutical, Inc.

DOV Pharmaceutical, Inc.

Bicifadine Q&A: Clinical Development Program

DOV Pharmaceutical, Inc.

Keynote Speaker:
Gerald M. Aronoff, MD

DOV Pharmaceutical, Inc.

Bicifadine
Commercial Development

Dr. Leslie Hudson

Bicifadine: Intellectual Property Strategy

Key Patent Filings

- **Polymorph**
- **Formulation**
- **Process**
- **Novel Use (3)**
- **Additional Process, Formulation and Use**


Preservation of Market Exclusivity

DOV Pharmaceutical, Inc.

Potential Product Profile

- Effective in chronic and acute pain
- Generally well-tolerated
- Ability to start at full therapeutic dose
  - BID regimen for chronic pain
  - TID regimen for acute pain
- Long-term chronic and rapid onset
- Neither opioid nor COX-2 liabilities
- Minimal adverse interaction with most medications
- MOA synergistic with other analgesics
- Compatible with adjunctive therapies

Patients with Chronic Pain

- Well-defined, consistent symptoms at high prevalence
- Take action and try new remedies
- Seek control over pain
- Strong relationship with their MD
- Strong compliance reinforcement for repeat dosing
- Find OTC remedies ineffective
- Want escape from compromise between pain control and quality of life
- Power to control pain comes from prescription-based products

The Non-Opiate Prescription Pain Market: Current Reality

Celebrex	Under intense scrutiny
Neurontin	Going off patent
Lyrica	Controlled substance classification (unlike Neurontin)
Cymbalta	Poorly established
Tramadol	New formulation approved

Vioxx	Withdrawn
Bextra	Withdrawn
Arcoxia	Approvable letter only
Dynastat	Not approved
Prexige	Uncertain future

Medicare Part D will drive a high premium for novelty

Candidates in Development



LidoPAIN BP
Chronic Low Back Pain
Acute Low Back Pain
Epi/Cept / Endo
Vernalis
Phase I
Phase II
Migraine
644784
Acute, Chronic & Neuropathic Pain
Dual-Acting COX-2 Inhibitor
GSK
406725
Neuropathic Pain
Gap Junction Blocker
GSK
Radafaxine
Neuropathic Pain
Noradrenaline / Dopamine
Reuptake Inhibitor
GSK
Cenes
Phase II & Phase III
Post-Op & Neuropathic Pain
Renovis
Phase II & Phase III
Post-Op & Neuropathic Pain
Newron
Phase II & Phase III
Neuropathic Pain
406381
Acute & Chronic Pain, Migraine
Dual-Acting COX-2 Inhibitor
GSK
SAB378
Chronic Pain
Cannabinoid-1
Receptor Agonist
Novartis
Milnacipran
Norepinephrine Serotonin
Reuptake Inhibitor
Fibromyalgia
Forest
Lacosamide
Anticonvulsant
Neuropathic Pain
Schwarz
Prexige
OA & Acute Pain
COX-2 Inhibitor
Novartis
Arcoxia
Low Back Pain
COX-2 Inhibitor
Merck
Bicifadine
Phase III
Acute Pain
DOV Pharmaceutical
Bicifadine
Phase III
Low Back Pain
DOV Pharmaceutical
Phase I
Phase II
Phase III NDA

Bicifadine: Critical Success Factors

- Market Entry and Expansion:
  - Develop value proposition
  - Launch Strategy: bicifadine in low back pain
  - Positioning: label and product profile to support chronic and acute use
  - Market Penetration:
    - Establish broad formulary access
    - Physician and patient experience
    - Series of sNDAs
- Life Cycle Management:
  - Broad label for acute pain
  - Additional indications in osteoarthritis and neuropathic pain
  - Plan early for full life cycle management

DOV Pharmaceutical, Inc.

Bicifadine: Commercial Development

Market Entry	**Chronic Low Back Pain NDA**	• Pivotal Phase III trial ≤800 mg/day • Pivotal Phase III trial ≤1200 mg/day • Open label safety & efficacy study	Ongoing Ongoing Ongoing
	Acute Pain sNDA	• Phase III Dental Pain • Phase III Bunionectomy • Pivotal Phase III Hysterectomy • Final Acute Model • Phase III Repeat Model	Complete Complete Ongoing Planning Planning
Market Expansion	**Osteoarthritis sNDA**	• Phase II pilot study blinded cross-over design	Starts 4Q05
	Painful Diabetic Neuropathy sNDA	• Phase II pilot study open label parallel design	Starts 4Q05
Life Cycle Management	**Add'l Chronic Indications: Publications & sNDAs**	• Fibromyalgia • Postherpetic Neuropathy • Migraine	
	Breaking the Pain Cycle		
	Combination Product NDA		

DOV Pharmaceutical, Inc.

Phase II Pilot Studies: Neuropathic Pain &OA

- Painful Diabetic Neuropathy (PDN)
  - Evidence of efficacy of bicifadine 800 mg/day ± oxycodone 20 mg/day, 2-4 weeks
  - PK and safety information regarding bicifadine 800 mg/day
  - Open label, randomized, two parallel groups of 25 patients (50 total)
  - Efficacy measures:
    - Chronic pain: VAS (24 h), global change in neuropathic pain
    - Acute pain: VAS @ hourly intervals
  - Safety measures

- Osteoarthritis (OA):
  - Evidence of efficacy of bicifadine 800 mg/day ± ibuprofen 1600 mg/day, 1 week
  - PK and safety information regarding bicifadine 800 mg/day
  - Double-blind, placebo-controlled four-way crossover in 60 OA patients
  - Efficacy measures: OA pain scores, WOMAC OA index scores, global improvement and others
  - Safety measures

DOV Pharmaceutical, Inc.

Bicifadine Q & A

DOV Pharmaceutical, Inc.

Triple Reuptake Inhibitors

Dr. Phil Skolnick

Triple Reuptake Inhibitors (TRIs)

- DOV's initial efforts have focused on the development of TRIs as "broad spectrum" antidepressants
  - Inhibit reuptake of the three neurotransmitters most closely linked to depression:
    - Serotonin
    - Norepinephrine
    - Dopamine

DOV Pharmaceutical, Inc.

TRIs: Therapeutic Versatility

- Evidence emerging to support utility in:
  - Pain
  - Obesity
  - ADHD
  - Substance Abuse (e.g. alcoholism)
  - Restless Leg Syndrome
  - Anxiety Disorders
- Relative potencies of a molecule at these three transporters (i.e., SERT/NET/DAT) should influence both potency and efficacy in treating these disorders

DOV Pharmaceutical, Inc.

Triple Reuptake Inhibitors
DOV 216,303 Clinical Observations

Dr. Phil Skolnick

DOV 216,303: Phase II Depression Trial

- Double-blind comparison to citalopram (Celexa®)
  - 20 mg BID, DOV 216,303 at 50 mg BID
  - 14 days
- Study enrolled inpatients and outpatients in Germany (non-IND trial)
- HAMD is primary endpoint
  - CGI and Beck self-rating depression scales
- Safety: AEs, vital signs, physical exams, ECGs and clinical labs
- Inclusion criteria: Depression, HAMD>20, decrease <20% between screening and baseline, stable health

DOV Pharmaceutical, Inc.

Patient Demography

	DOV 216,303	Citalopram
Number Randomized	36	31
% Female	64	65
% Caucasian	98	100
Mean Age (yrs)	42	43
Mean Wt (kg)	72	72

DOV Pharmaceutical, Inc.

HAM-D Total Over Time



30
25
20
15
10
5
0
HAM-D Total
*
*
*
*
Screening
Baseline
Week 1
Week 2
DOV 216,303
Citalopram

**p<.0001 for paired T – Test vs. Baseline*

DOV Pharmaceutical, Inc.

Safety: Percent Adverse Events

	DOV 216,303 (n=36)	Citalopram (n=31)
Any AE	44%	42%
Gastrointestinal	19%	19%
CNS	22%	16%

No statistical differences between treatment groups

No serious adverse events

DOV Pharmaceutical, Inc.

Conclusions

- DOV 216,303 was comparable in efficacy to citalopram even at upper limit of generally recommended doses*
- Over the two weeks of dosing:
  - Both drugs were highly effective in comparison to baseline and in comparison to historical controls from other studies of antidepressants
- DOV 216,303 was generally well-tolerated
  - AE profile did not differ from citalopram

DOV Pharmaceutical, Inc.

** Montgomery and Djarv (1996)*

Triple Reuptake Inhibitors: Merck Partnership

Dr. Phil Skolnick

TRI - SND Program with Merck

- Partnership with Merck to develop licensed TRI - SNDs for multiple indications
- August 2005: Amendment
  - DOV assumes full responsibility for development of DOV 21,947
    - Merck has option to reinternalize at a financial premium
  - Possible future expansion of partnership - Merck could select an additional TRI - SND from our preclinical pipeline after further development by DOV
- Original Agreement also includes 216,303

DOV Pharmaceutical, Inc.

DOV 21,947: Activities for 2005

- Merck to transfer IND to DOV - COMPLETED
- DOV to provide development plan/budget to Merck - COMPLETED
- Clinical
  - 4Q05 conduct Phase Ib trial in normal subjects
  - 1Q06 start of depression placebo controlled dose-response trial
  - 2Q06 bioequivalency trial for switch to tablets
- Datasets required for CMC, Toxicology and Metabolism sections of NDA

DOV 21,947: Depression Program

Phase I Completed Trials

- Rising dose pk
- Food effect
- Gender study

→

Phase II (3Q06 – 3Q07)

- Placebo Controlled Dose-response

→

Phase III Comparison to Placebo & SSRI

Additional Placebo-Controlled Dose-Response Studies

Additional Phase I (4Q05 – 2Q06)

- Repeat Dose
- Bioequivalence/ Age Effect

DOV Pharmaceutical, Inc.

DOV Pharmaceutical, Inc.

Triple Reuptake Inhibitors Platform: Early Clinical & Preclinical Updates

Dr. Phil Skolnick

DOV 102,677: Status & Update

- Phase IA Trial completed
  - Safe and well tolerated at single doses of ≤150 mg
- Yellow vision (transient and reversible) at 250 mg
  - Occurred in 6 out of 7 subjects, 86%
- Initial IND filing listed depression as primary indication
- However, based on clinical and preclinical profile, DOV 102,677 will be developed to treat alcohol abuse / alcoholism

DOV 102,677: In Vivo Dialysis Demonstrates TRI Activity



Prefrontal Cortex
Neurotransmitter Level (% of Baseline)
400
300
200
100
DA
5-HT
NE
-40
0
40
80
120
160
200
240
Time, (min)



Nucleus Accumbens
Neurotransmitter Level (% of Baseline)
250
200
150
100
50
Dopamine
5-HT
-40
0
40
80
120
160
200
240
Time, (min)

DOV Pharmaceutical, Inc.

DOV 102,677 Reduces Volitional Alcohol Consumption (Three Bottle Choice Test)


Ethanol Consumed g/kg/Day
6.25
4.32
*
4.33
*
3.5
*
1.8
3.92
V
2.5
5
10
20
Nx. 5
Treatment mg/kg BID, PO

DOV Pharmaceutical, Inc.

* $p<0.05$

Alcohol Abuse/Alcoholism

- 14 million Americans have signs of alcohol dependence or abuse
  - ~82% Males
  - ~18% Females
- Unsatisfied demand and unmet medical needs
- Current treatments:
  - Campral (acamprosate)
    - Launched in the US in January 2005 by Forest
  - ReVia (naltrexone), generics
  - Antabuse (disulfiram), generics

DOV Pharmaceutical, Inc.

TRIs: Preclinical Opportunity

- DOV has developed additional TRI series that represent "drugable" NCEs
- *In vitro* screening has identified potent lead compounds with different "ratios" at SERT/NET/DAT
- Several of the lead compounds are orally active in tests predictive of antidepressant action
  - This phase of the program is in lead optimization
- Additional preclinical testing will attempt to align relative potencies at the SERT/NET/DAT with potency/efficacy in a variety of animal models
- Goal: align potency ratios, efficacy in preclinical models with pharmacokinetic and safety profiles

TRIs: Future Developments

- DOV licensed 216,303 and 21,947 to Merck
- Merck might select an additional compound
- Our TRI chemistry will support a number of additional NCEs for our Clinical Development pipeline

DOV Pharmaceutical, Inc.


DOV
Pharmaceutical, Inc.

Triple Reuptake Inhibitors Q&A

DOV Pharmaceutical, Inc.



Ocinaplon

Dr. Phil Skolnick

$GABA_A$ Modulators: Status Update

- Two Phase II studies: ocinaplon produced a robust anxiolytic effect in GAD
  - Side effects typically associated with benzodiazepines were absent
- September 2005: marked LFT elevations in one patient
  - Current Phase III trial (547-011) suspended
    - Patient was asymptomatic and never hospitalized
    - Marked elevations in LFTs , but no dramatic increases in bilirubin
    - Elevated LFTs were reversible
  - Unblinded results from this trial shows an incidence of >3x ULN LFT values of ~8% for ocinaplon, 0% for placebo
- Overall incidence is ~2% for markedly elevated LFTs (> 10x ULN)
  - Including one incident of jaundice in the 547-005 trial
- DOV has decided to halt the development of ocinaplon for GAD

$GABA_A$ Modulators: Future Plans

- Preclinical studies did not predict propensity for LFT elevations
- Pyrazolopyrimidines as a class have not previously associated with liver toxicity
- LFT elevations can be detected sensitively and quantitatively
  - LFT elevations normalized rapidly and completely after withdrawal of the testing
- Selection of back-up candidate is underway

DOV Pharmaceutical, Inc.


DOV
Pharmaceutical, Inc.

DOV
Development of the Corporation

Dr. Leslie Hudson

DOV: Competitive Differentiators

- Current capabilities span candidate selection, development and market preparation
- DOV's forward-looking initiatives will position the company's product candidates for market penetration and enable:
  - Acquisition of specialty in-line products
  - Build up of specialty sales and product launch capabilities
  - Growing commercial development team
- Positioning as the commercial development partner of choice in CNS for candidates from small biotechnology and pharmaceutical companies

DOV Pharmaceutical, Inc.

DOV Pharmaceutical, Inc.

Management Team Q & A